UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2023 (July 12, 2023)

Industrial Tech Acquisitions II, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41213	86-1213962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5090 Richmond Ave, Suite 319 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-599-1300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	ITAQU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ITAQ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock for $11.50 per share	ITAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on November 21, 2022, Industrial Tech Acquisitions II, Inc., a Delaware corporation (“ITAQ”) entered into an Agreement and Plan of Merger (as may be amended or supplemented from time to time, the “Merger Agreement”) with NEXT Renewable Fuels, Inc., a Delaware corporation (“NEXT”), and ITAQ Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of ITAQ (“Merger Sub”), pursuant to which Merger Sub will be merged with and into NEXT, and NEXT will become a wholly-owned subsidiary of ITAQ, which will change its corporate name to “NXTCLEAN Fuels Inc.,” or such other name as mutually agreed to by the ITAQ and NEXT (the merger of Merger Sub into NEXT and the transactions contemplated by the Merger Agreement collectively, the “Transaction” or the “Business Combination”).

On July 12, 2023, NEXT issued a press release announcing that Jo-Ellen Darcy has been appointed to its Board of Directors.

ITAQ will file a Registration Statement on Form S-4 with the SEC with respect to the proposed business combination with NEXT, which will include a proxy statement for a meeting of ITAQ’s stockholders in connection with the Business Combination.

A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Press Release is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

ITAQ will file relevant materials with the SEC including the Registration Statement to be filed by ITAQ, which will include a prospectus with respect to ITAQ’s securities to be issued in connection with the Transaction, and a proxy statement of ITAQ (the “Proxy Statement”), to be used at the meeting of ITAQ’s stockholders to approve the proposed merger and related matters. INVESTORS AND SECURITY HOLDERS OF ITAQ ARE URGED TO READ THE REGISTRATION STATEMENT, ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEXT, ITAQ AND THE BUSINESS COMBINATION. When available, the Proxy Statement contained in the Registration Statement and other relevant materials for the Transaction will be mailed to stockholders of ITAQ as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the Registration Statement, including the Proxy Statement contained therein, and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

Forward-Looking Statements

This report contains, and certain oral statements made by representatives of ITAQ and NEXT and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. ITAQ’s and NEXT’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “anticipate,” “believe,” “budget,” “continues,” “could,” “expect,” “estimate,” “forecast,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “possible,” “potential,” “project,” “will,” “should,” “predicts,” “scales,” “representative of,” “valuation,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, ITAQ’s and NEXT’s expectations with respect to future performance of NEXT, including its ability to finance, develop and operate both its proposed Port Westward (OR) refinery and the proposed facility to produce hydrogen and renewable natural gas from assets including an unfinished non-functional facility purchased by Lakeview RNG, LLC, NEXT’s subsidiary, in April 2023 formerly owned by Red Rock Biofuels, LLC; anticipated financial impacts of the Transaction (including future revenue, pro forma enterprise value and cash balance), the anticipated addressable market for NEXT, the satisfaction or waiver of the closing conditions to the Transaction, the future held by the respective management teams of ITAQ or NEXT, the pre-money valuation of NEXT ), the level of redemptions of ITAQ’s remaining public stockholders following the redemption of ITAQ public stockholders of 15,901,823 in connection with the approval by ITAQ’s stockholders of an extension of the date by which ITAQ must complete its initial business combination to December 14, 2023; and the timing of the Closing of the Transaction, including the ability if ITAQ and NEXT to complete the Transaction by December 14, 2023. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of ITAQ and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all; (ii) the risk that, as a result of redemptions, ITAQ may cease to be listed on NASDAQ if it fails to meet NASDAQ’s continued listing requirements relating to its outstanding public shares, including its present failure to meet the market value of listed securities requirement; (iii) the risk that the transaction may not be completed by ITAQ’s business combination extended deadline of December 14, 2023 and the potential failure to obtain a further extension of the business combination deadline if sought by ITAQ and the potential excise tax payable with respect to the redemptions in April 2023 if the Merger is consummated subsequent to 2023 ; (iv) the failure to satisfy the conditions to the consummation of the transaction; (v) the risk that a large percentage of ITAQ’s remaining public stockholders will exercise their redemption rights under ITAQ’s certificate of incorporation; (vi) the risk that the net tangible book value of ITAQ after giving effect to the merger and any equity financing will be less than $5,000,001; (vii) the risk that NEXT will not receive certain governmental and regulatory approvals; (viii) NEXT’s ability to enter into feedstock and offtake agreements on reasonable terms; (ix) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (x) the effect of the announcement or pendency of the transaction on NEXT’s business relationships, performance, and business generally; (xi) the risk that the construction costs for both Lakeview RNG’s proposed facility and NEXT’s proposed refinery will exceed NEXT’s projection and cost of debt for both projects will significantly exceeds NEXT’s current estimates; (xii) the risk that, following the Closing, NEXT will not be able to raise the necessary funding, on acceptable terms, if at all, to complete construction of its both the Lakeview RNG facility and NEXT’s proposed Port Westward refinery or to cover its operating costs before NEXT generates revenue; (xiii) the risk of any delay in the construction of either the Lakeview RNG facility or NEXT’s proposed Port Westward refinery and that any delay in the completion of either facility could delay the commencement of operations and the generation of revenue by NEXT and increase its construction costs; (xiv) the risk that NEXT’s costs will be greater than anticipated and revenue will be less than anticipated; (xv) risks relating to the cost and availability of feedstock for both the Lakeview RNG facility and NEXT’s proposed Port Westward refinery; (xvi) risks that the transaction disrupts current plans and operations of NEXT as a result; (xvii) the outcome of any legal proceedings that may be instituted against NEXT, ITAQ or others related to the business combination agreement or the transaction; (xviii) ITAQ’s ability to meet any applicable listing standards at or following the consummation of the transaction; (xix) NEXT’s ability to recognize the anticipated benefits of the transaction, may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which NEXT operates, variations in performance across competitors and partners, changes in laws and regulations affecting NEXT’s business and the ability of NEXT and the post-combination company to retain its management and key employees; (xx) the ability of NEXT to implement business plans, forecasts, and other expectations after the completion of the transaction (xxi) the risk that NEXT may fail to keep pace with rapid technological developments to provide new and innovative products or make substantial investments in unsuccessful new products; (xxii) the ability to attract new customers and to retain existing customers in order to continue to expand; (xxiii) NEXT’s ability to hire and retain qualified personnel; (xxiv) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; (xxv) the risk that NEXT will not meet the milestones for funding of either project; (xxvi) the risk of product liability or regulatory lawsuits or proceedings relating to NEXT’s business; (xxvii) cybersecurity risks; (xxviii) the effects of COVID-19 or other public health crises or other climate related conditions, including wildfires, on NEXT’s business and results of operations and the global economy generally; and (xxix) costs related to the transaction, and (xxx) other risks and uncertainties to be identified in the Registration Statement/Proxy Statement (when available) relating to the Transaction, including those under “Risk Factors” therein, and in other filings with the SEC made by ITAQ including risks related to the ability of the Combined Company, following the closing, generate the level of business anticipated by NEXT, and all other risks related to NEXT’s business, including its failure to have sufficient financing before it can generate revenues, which may not be anticipated to be before 2026, including additional costs resulting from delays which may result in the date on which the Combined Company will be able to generate revenue. Any projections are for illustrative purposes only and should not be relied upon as being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties that could cause, and are likely to cause, actual results to differ materially from those contained in any prospective financial information. ITAQ and NEXT caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Readers are referred to the most recent reports filed with the SEC by ITAQ. Neither ITAQ nor NEXT undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Participants in the Solicitation

ITAQ and NEXT and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed Transaction. ITAQ stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of ITAQ in final prospectus which will be filed with the SEC, ITAQ’s annual report on Form 10-K for the year ended December 31, 2022 and Form 10-Q quarterly report for the three months ended March 31, 2023 and other relevant materials that will be filed with the SEC in connection with the proposed Business Combination when they become available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or a valid exemption from registration thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 12, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Tech Acquisitions II, Inc.

	By:	/s/ E. Scott Crist
		Name:	E. Scott Crist
		Title:	Chief Executive Officer

Dated: July 18, 2023

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